Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

a)	The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at December 31, 2018 is as follows:

2019 $
Hyundai Samho Heavy Industries Co. (i)	120,413
Yamal LNG Joint Venture (ii)	436,100
Pan Union Joint Venture (iii)	29,200
Bahrain LNG Joint Venture (iv)	66,509
652,222

(i)
As at December 31, 2018, the Partnership had one remaining 100%-owned LNG carrier newbuilding on order with Hyundai Samho Heavy Industries Co. (or HHI). The vessel delivered on January 31, 2019. As at December 31, 2018, costs incurred under this newbuilding contract totaled $86.9 million. In January 2019, the Partnership secured $159 million of financing through a sale-leaseback agreement for this remaining HHI LNG carrier newbuilding.

(ii)
The Partnership, through the Yamal LNG Joint Venture, has a 50% ownership interest in four 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of approximately $1.4 billion. As at December 31, 2018, the Partnership’s proportionate costs incurred under these newbuilding contracts totaled $255.8 million. The Yamal LNG Joint Venture has secured debt financing of $1.1 billion for the four LNG carrier newbuildings, of which $395 million was undrawn at December 31, 2018, related to the Partnership's proportionate share of the commitments included in the table above.

(iii)
Through the Pan Union Joint Venture, the Partnership has a 20% ownership interest in one LNG carrier newbuilding which delivered on January 8, 2019 (see Note 20a). The Pan Union Joint Venture has secured financing of $24 million related to the Partnership's proportionate share of the commitments included in the table above and the Partnership received $0.2 million of reimbursement directly from Shell in 2019 (see Note 7a iii).

(iv)
The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include an FSU, which will be modified from one of the Partnership’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing mid-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $903 million. The Bahrain LNG Joint Venture has secured undrawn debt financing of $195 million, of which $58 million relates to the Partnership's proportionate share of the commitments included in the table above.

b)
Following the termination of the capital lease arrangements for the three LNG carriers in the Teekay Nakilat Joint Venture in 2014, the lessor made a determination that additional rentals were due under the leases following a challenge by the UK taxing authority. As a result, in 2018 the Teekay Nakilat Joint Venture recognized an additional liability of $53.0 million, which was included as part of other (expense) income in the Partnership's consolidated statements of income, and paid this liability by releasing a $7.0 million cash deposit it had made with the lessor and making a $56.0 million cash payment for the balance, which was based on the GBP/USD foreign currency exchange rates at the time the payments were made.

c)
The Teekay Tangguh Joint Venture is currently undergoing a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to the long funding lease and the Teekay Tangguh Joint Venture has recorded a provision of $1.6 million (of which the Partnership’s 69% share is $1.1 million) in December 2017 which is included in income tax expense in the Partnership’s consolidated statements of income for the year ended December 31, 2017.

d)
In May 2016, the Teekay LNG-Marubeni Joint Venture reached a settlement agreement with a charterer relating to a disputed charter contract termination for one of its LNG carriers that occurred in 2015. The charterer paid $39.0 million to the Teekay LNG-Marubeni Joint Venture in June 2016 for lost revenues, of which the Partnership’s share of $20.3 million was recorded in equity income for the year ended December 31, 2016.

e)
Management is required to assess whether the Partnership will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Partnership completed a number of financings and re-financings over the past 12 months, including the Partnership's refinancing and up-sizing of its $190 million revolving credit facility with a new $225 million revolving credit facility in early-November 2018 and the Partnership securing $159 million financing on its one remaining LNG carrier newbuilding in our consolidated fleet in January 2019. Based on the Partnership’s liquidity at the date these consolidated financial statements were issued and the liquidity it expects to generate from operations over the following year, the Partnership estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.